LETTER TO STOCKHOLDERS

We submit herewith the summary financial information of Petroleum & Resources Corporation (the Corporation) for the nine months ended September 30, 2011.

Net assets of the Corporation at September 30, 2011 were $25.67 per share on 24,802,996 shares outstanding, compared with $30.73 per share at December 31, 2010 on 24,789,698 shares outstanding. On March 1, 2011, a distribution of $0.10 per share was paid, consisting of $0.05 from 2010 long-term capital gain, $0.01 from 2010 short-term capital gain, $0.03 from 2010 investment income, and $0.01 from 2011 investment income, all taxable in 2011. A 2011 investment income dividend of $0.10 per share was paid June 1, 2011, and another $0.10 per share investment income dividend was paid September 1, 2011.

Net investment income for the nine months ended September 30, 2011 amounted to $7,388,963, compared with $6,244,046 for the same nine month period in 2010. These earnings are equal to $0.30 and $0.26 per share, respectively.

Net capital gain realized on investments for the nine months ended September 30, 2011 amounted to $42,974,722, or $1.73 per share.

Performance comparisons for the Corporation, relevant benchmarks, and a Lipper peer group are as follows:

Performance Comparisons	YTD	1 Year	5 Year*
Petroleum & Resources:
NAV	(15.6)%	1.6%	2.0%
Market price	(15.4)%	2.5%	2.1%
Dow Jones U.S. Oil and Gas Index	(11.9)%	6.7%	3.6%
Dow Jones Basic Materials Index	(26.0)%	(10.8)%	3.3%
Lipper Global Natural Resources Funds Index	(24.7)%	(11.4)%	0.6%
S&P 500 Index	(8.7)%	1.1%	(1.2)%
*	Annualized

For the twelve months ended September 30, 2011, the annual distribution rate (total dividends and distributions as a percentage of the average month-end market price of the Corporation’s Common Stock) was 4.5%. The table on page 3 shows the annual distribution rate over the past five years.

Current and potential stockholders can find information about the Corporation, including the daily net asset value (NAV) per share, the market price, and the discount/premium to the NAV, on our website at www.peteres.com. Also available on the website are a brief history of the Corporation, historical financial information, links for electronic delivery of stockholder reports, and other useful content.

By order of the Board of Directors,

Douglas G. Ober

Chairman, President and

Chief Executive Officer

October 13, 2011

SUMMARY FINANCIAL INFORMATION

(unaudited)

	2011	2010
At September 30:
Net asset value per share	$25.67	$26.48
Market price per share	22.62	23.13
Shares outstanding	24,802,996	24,339,480
Total net assets	636,729,099	644,597,577
Unrealized appreciation	183,830,825	231,539,537

For the nine months ended September 30:
Net investment income	7,388,963	6,244,046
Net realized gain	42,974,722	16,804,328
Total return (based on market price)	(15.4)%	(1.2)%
Total return (based on net asset value)	(15.6)%	0.4%

Key ratios:
Net investment income to average net assets (annualized)	1.22%	1.34%
Expenses to average net assets (annualized)	0.53%	0.62%
Portfolio turnover	12.25%	14.34%
Net cash & short-term investments to net assets	0.6%	4.3%

RETURNS ON NET ASSET VALUE

As of September 30, 2011

(unaudited)

FIVE YEAR DISTRIBUTION HISTORY

(unaudited)

Year	Income Dividends Per Share	Short-Term Capital Gains Per Share	Long-Term Capital Gains Per Share	Total Distributions Per Share	Dividend Yield*	Annual Distribution Rate**
2006	$0.47	$0.34	$2.99	$3.80	1.4%	11.2%
2007	0.49	0.04	3.78	4.31	1.3	11.6
2008	0.38	0.04	2.57	2.99	1.1	8.9
2009	0.37	0.14	0.89	1.40	1.7	6.6
2010	0.32	0.19	0.76	1.27	1.4	5.5

				Average:	1.4%	8.8%

*	The dividend yield is the total income dividends during the year divided by the average month-end market price of the Corporation’s Common Stock for the year.
**	The annual distribution rate is the total dividends and capital gain distributions during the year divided by the average month-end market price of the Corporation’s Common Stock for the year.

CHANGES IN PORTFOLIO SECURITIES

During the Three Months Ended September 30, 2011

(unaudited)

	Shares
	Additions		Reductions	Held September 30, 2011
Anadarko Petroleum Corp.	20,000			185,000
Baker Hughes, Inc.	50,000			215,000
Devon Energy Corp.	25,000			135,000
Kinder Morgan Inc.	95,000			250,000
Marathon Oil Corp.	50,000			130,000
Marathon Petroleum Corp.	100,000	(1)		100,000
Newfield Exploration Co.	30,000			110,000
Oasis Petroleum, Inc.	20,000		20,000	150,000
Oil States International, Inc.	140,000			140,000
Peabody Energy Corp.	84,000			221,600
Royal Dutch Shell plc (Class A) ADR	4,271	(2)		338,783
Alpha Natural Resources, Inc.			102,500	—
Cliffs Natural Resources Inc.			48,000	142,000
EOG Resources, Inc.			10,000	110,000
MDU Resources Group, Inc.			20,400	299,000
Nabors Industries Ltd.			125,000	119,000
Pioneer Natural Resources Co.			20,000	120,000

(1)	Received 0.5 shares for each share of Marathon Oil Corp. held and purchased an additional 60,000 shares.
(2)	In lieu of cash dividend.

PORTFOLIO SUMMARY

September 30, 2011

(unaudited)

 TEN LARGEST EQUITY PORTFOLIO HOLDINGS

	Market Value	% of Net Assets
Exxon Mobil Corp.	$98,662,771	15.5%
Chevron Corp.	86,968,800	13.6
Schlumberger Ltd.	34,344,750	5.4
Occidental Petroleum Corp.	25,025,000	3.9
ConocoPhillips	22,162,000	3.5
Royal Dutch Shell plc (Class A) ADR	20,841,930	3.3
Halliburton Co.	16,023,000	2.5
Noble Energy, Inc.	15,930,000	2.5
Freeport-McMoRan Copper & Gold Inc.	15,681,750	2.5
Praxair, Inc.	14,022,000	2.2

Total	$349,662,001	54.9%

SECTOR WEIGHTINGS

SCHEDULE OF INVESTMENTS

September 30, 2011

(unaudited)

	Shares	Value (A)
Stocks — 99.4%

Energy — 77.6%
Exploration & Production — 20.8%
Anadarko Petroleum Corp.	185,000	$11,664,250
Apache Corp.	150,000	12,036,000
Devon Energy Corp.	135,000	7,484,400
Energen Corp.	185,000	7,564,650
EOG Resources, Inc.	110,000	7,811,100
EQT Corp.	160,000	8,537,600
Forest Oil Corp. (C)	200,000	2,880,000
Marathon Oil Corp.	130,000	2,805,400
Marathon Petroleum Corp.	100,000	2,706,000
Newfield Exploration Co. (C)	110,000	4,365,900
Noble Energy, Inc.	225,000	15,930,000
Oasis Petroleum, Inc. (C) (E)	150,000	3,349,500
Occidental Petroleum Corp.	350,000	25,025,000
Pioneer Natural Resources Co. (E)	120,000	7,892,400
QEP Resources, Inc. (with attached rights)	200,000	5,414,000
Southwestern Energy Co. (C) (E)	200,000	6,666,000

		132,132,200

Integrated Oil & Gas — 38.0%
Chevron Corp.	940,000	86,968,800
ConocoPhillips (E)	350,000	22,162,000
Exxon Mobil Corp. (F)	1,358,430	98,662,771
Hess Corp.	250,000	13,115,000
Royal Dutch Shell plc (Class A) ADR	338,783	20,841,930

		241,750,501

Pipelines — 3.5%
Kinder Morgan Inc. (B)	250,000	6,472,500
Spectra Energy Corp.	208,812	5,122,158
Williams Companies, Inc.	450,000	10,953,000

		22,547,658

Services — 15.3%
Baker Hughes, Inc.	215,000	9,924,400
Halliburton Co.	525,000	16,023,000
Nabors Industries Ltd. (C) (E)	119,000	1,458,940
National Oilwell Varco, Inc. (E)	250,000	12,805,000
Oil States International, Inc. (C)	140,000	7,128,800
Schlumberger Ltd.	575,000	34,344,750
Transocean Ltd. (C)	217,953	10,405,076
Weatherford International, Ltd. (C)	450,000	5,494,500

		97,584,466

Basic Materials — 16.2%
Chemicals — 10.3%
Air Products and Chemicals, Inc.	100,000	7,637,000
CF Industries Holdings, Inc. (E)	70,069	8,645,815
Dow Chemical Co.	600,000	13,476,000
FMC Corp.	130,000	8,990,800
Potash Corporation of Saskatchewan Inc. (E)	289,000	12,490,580
Praxair, Inc. (E)	150,000	14,022,000

		65,262,195

Industrial Metals — 4.5%
Cliffs Natural Resources Inc. (E)	142,000	7,266,140
Freeport-McMoRan Copper & Gold Inc.	515,000	15,681,750
Teck Resources Ltd. (Class B)	200,000	5,838,000

		28,785,890

Mining — 1.4%
CONSOL Energy Inc.	46,300	1,570,959
Peabody Energy Corp.	221,600	7,507,808

		9,078,767

Utilities — 5.6%
MDU Resources Group, Inc.	299,000	5,737,810
National Fuel Gas Co. (E)	175,000	8,519,000
New Jersey Resources Corp.	280,000	11,919,600
Northeast Utilities	200,000	6,730,000
Questar Corp.	156,300	2,768,073

		35,674,483

Total Common Stocks (Cost $445,198,734)		632,816,160

SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2011

(unaudited)

	Principal/ Shares	Value (A)
Short-Term Investments — 1.6%
Time Deposits — 1.6%
M&T Bank, 0.90%	$10,414,706	$10,414,706

Money Market Funds — 0.0%
Fidelity Institutional Money Market - Government Portfolio, 0.01% (D)	10,000	10,000
RBC U.S. Government Money Market (Institutional Class I), 0.01% (D)	10,000	10,000
Vanguard Federal Money Market, 0.01% (D)	10,000	10,000
Western Asset Institutional Government Reserves (Institutional Class), 0.02% (D)	10,000	10,000

		40,000

Total Short-Term Investments (Cost $10,454,706)		10,454,706

Securities Lending Collateral — 1.0%
(Cost $6,385,110)
Money Market Funds — 1.0%
Invesco Short-Term Investment Trust - Liquid Assets Portfolio (Institutional Class), 0.11% (D)	6,385,110	6,385,110

Total Investments — 102.0% (Cost $462,038,550)		649,655,976
Cash, receivables, prepaid expenses and other assets, less liabilities — (2.0)%		(12,926,877

Net Assets — 100.0%		$636,729,099

Notes:

(A)	Securities are listed on the New York Stock Exchange or the NASDAQ and are valued at the last reported sale price on the day of valuation.
(B)	A portion of shares held are on loan.
(C)	Presently non-dividend paying.
(D)	Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.
(E)	All or a portion of this security is pledged to cover open written call option contracts. Aggregate market value of such pledged securities is $18,958,228.
(F)	All or a portion of this security is pledged to collateralize open written put option contracts with an aggregate market value to deliver upon exercise of $33,072,500.

This report is transmitted to the stockholders of Petroleum & Resources Corporation for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Corporation or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

OTHER INFORMATION

DIVIDEND PAYMENT SCHEDULE

The Corporation presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a “year-end” distribution, payable in late December, consisting of the estimated balance of the net investment income for the year and the net realized capital gain earned through October 31. Stockholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all stockholders of record are sent a dividend announcement notice and an election card in mid-November. Stockholders holding shares in “street” or brokerage accounts may make their elections by notifying their brokerage house representative.

STATEMENT ON QUARTERLY FILING OF COMPLETE PORTFOLIO SCHEDULE

In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to Stockholders, the Corporation also files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Corporation’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Corporation’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Corporation also posts a link to its Forms N-Q on its website at: www.peteres.com, under the headings “Investment Information”, “Financial Reports” and then “SEC Filings”.

PROXY VOTING POLICIES AND RECORD

A description of the policies and procedures that the Corporation uses to determine how to vote proxies relating to portfolio securities owned by the Corporation and the Corporation’s proxy voting record for the 12-month period ended June 30, 2011 are available (i) without charge, upon request, by calling the Corporation’s toll free number at (800) 638-2479; (ii) on the Corporation’s website at www.peteres.com under the headings “About Petroleum & Resources” and “Corporate Information”; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

PRIVACY POLICY

In order to conduct its business, the Corporation, through its transfer agent, currently American Stock Transfer & Trust Company, collects and maintains certain nonpublic personal information about our stockholders of record with respect to their transactions in shares of our securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose shares of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, our other stockholders or our former stockholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about our stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Petroleum & Resources Corporation

Seven St. Paul Street, Suite 1140, Baltimore, MD 21202

(410) 752-5900            (800) 638-2479

Website: www.peteres.com

E-mail: contact@peteres.com

Counsel: Chadbourne & Parke LLP

Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP

Custodian of Securities: Brown Brothers Harriman & Co.

Transfer Agent & Registrar: American Stock Transfer & Trust Company

Stockholder Relations Department

59 Maiden Lane

New York, NY 10038

(866) 723-8330

Website: www.amstock.com

E-mail: info@amstock.com

PETROLEUM & RESOURCES CORPORATION

Board of Directors

Enrique R. Arzac [2,3]	Roger W. Gale [2,4]
Phyllis O. Bonanno [3,4]	Thomas H. Lenagh [2,4]
Kenneth J. Dale [2,4]	Kathleen T. McGahran [1,3],[5]
Daniel E. Emerson [1,3,5]	Douglas G. Ober [1]
Frederic A. Escherich [1,4,5]	Craig R. Smith [1,3,5]
1.	Member of Executive Committee
2.	Member of Audit Committee
3.	Member of Compensation Committee
4.	Member of Retirement Benefits Committee
5.	Member of Nominating and Governance Committee

Officers

Douglas G. Ober, CFA	Chairman, President and Chief Executive Officer
Nancy J.F. Prue, CFA	Executive Vice President
David D. Weaver, CFA	Executive Vice President
Lawrence L. Hooper, Jr.	Vice President, General Counsel and Secretary
Michael A. Kijesky, CFA	Vice President—Research
Brian S. Hook, CFA, CPA	Treasurer
Christine M. Sloan, CPA	Assistant Treasurer
Geraldine H. Paré	Assistant Secretary

Stock Data

Market Price (9/30/11)	$22.62
Net Asset Value (9/30/11)	$25.67
Discount	11.9%

New York Stock Exchange ticker symbol: PEO

NASDAQ Quotation Symbol for NAV: XPEOX

Distributions in 2011

From Investment Income	$0.24
From Net Realized Gains	0.06

Total	$0.30

2011 Dividend Payment Dates

March 1, 2011

June 1, 2011

September 1, 2011

December 27, 2011*

*Anticipated